UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report – May 18, 2010

(Date of earliest event reported)

QUESTAR CORPORATION

(Exact name of registrant as specified in its charter)

STATE OF UTAH	001-08796	87-0407509
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

180 East 100 South Street, P.O. Box 45433 Salt Lake City, Utah 84145-0433

(Address of principal executive offices)

Registrant's telephone number, including area code (801) 324-5699

                                  Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

       CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

       CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 17, 2010, the Management Performance Committee of the Company’s Board of Directors nominated Richard J. Doleshek to participate in the Company’s Supplemental Executive Retirement Plan (SERP). The SERP is described in the Company’s proxy statement filed with the Commission on April 7, 2010.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 18, 2010, the Board of Directors amended the Company’s Bylaws, Exhibit 99.1 to this report on Form 8-K, to implement majority voting.

99.1

Item 5.07

Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 18, 2010. At the meeting shareholders voted on the election of six directors to serve on the board and on several proposals:

Voting results on the election of three directors to hold office until the annual meeting in 2010 were as follows:

Name	Votes For	Votes Withheld	Broker Non-Vote
Teresa Beck	93,597,178	39,677,387	15,186,700
R. D. Cash	125,807,273	7,467,292	15,186,700
James A. Harmon	93,699,925	39,574,640	15,186,700
Robert E. McKee	93,993,831	39,280,734	15,186,700
Gary G. Michael	93,581,643	39,692,922	15,186,700
Charles B. Stanley	125,356,134	7,918,431	15,186,700

Voting results on a proposal to ratify the selection of Ernst & Young as the Company's independent auditor were as follows:

Votes For	Votes Against	Abstentions
145,936,456	2,269,375	255,434

Voting results on a proposal to approve amendments to the Articles of Incorporation of the Company to provide for the adoption of majority voting in uncontested director elections were as follows:

Votes For	Votes Against	Abstentions
141,389,470	6,814,218	257,577

Voting results on a proposal to approve the Amended and Restated Long-term Stock Incentive Plan were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
113,908,218	19,069,646	296,701	15,186,700

Voting results on a proposal to approve performance metrics and amendments to the Annual Management Incentive Plan II were as follows:

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Votes For	Votes Against	Abstentions
139,907,465	7,953,753	600,047

Voting results on a proposal to approve an amendment to the Articles of Incorporation to eliminate a provision of imposing limits on the issuance of preferred stock were as follows:

Votes For	Votes Against	Votes Withheld
135,050,674	14,414,369	607,436

Voting results on a proposal to approve performance metrics and amendments to the Long-Term Cash Incentive Plan were as follows:

Votes For	Votes Against	Votes Withheld
117,086,257	32,303,122	691,100

A vote on a proposal to hold an advisory vote on executive compensation was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
63,404,623	67,764,146	2,105,796	15,186,700

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit No.

Exhibit

     99.1

Amended Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR CORPORATION

   (Registrant)

May 20, 2010

/s/Richard J. Doleshek

Richard J. Doleshek

Executive Vice President and

Chief Financial Officer

List of Exhibits:

Exhibit No.

Exhibit

    99.1

Amended Bylaws

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